UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc. (GRR)
Semi-Annual Report
April 30, 2017
A giant granite sculpture of a lion head in Central Hong Kong.
Aberdeen
Simply asset management.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2017. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NAV Total Return Performance

For the six-month period ended April 30, 2017, the total investment return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 10.3%, assuming reinvestment of dividends and distributions, versus a return of 10.3% for the Fund’s benchmark, the MSCI AC Asia ex Japan Index.1

Share Price Total Return Performance & Discount

For the six-month period ended April 30, 2017, based on market price, the Fund’s total return was 19.0%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 19.0% over the six-month period from $9.74 on October 31, 2016 to $11.59 on April 30, 2017. The Fund’s share price on April 30, 2017 represented a discount of 8.5% to the NAV per share of $12.66 on that date, compared with a discount of 15.2% to the NAV per share of $11.48 on October 31, 2016.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Fund’s Board of Directors may, although it is not obligated to, consider other actions that, in its judgment, may be effective to address the discount. The targeted discount policy, which became effective on April 4, 2014 upon the elimination of the Fund’s policy relating to semi-annual repurchase offers under its former interval structure, extended the Fund’s prior open market repurchase policy. During the six-month period ended April 30, 2017, the Fund repurchased 10,982 shares with a weighted average discount to NAV of 15.7%. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares with a weighted average discount to NAV of 15.1%.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On

March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for the Fund is not expected to change as a result of the Merger. In addition, the agreements that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and triggers generally include inactivity (e.g., no owner-generated activity for a certain

[1]

The MSCI AC (All Country) Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The Asia Tigers Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are flagged as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable states statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeengrr.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-assets.us/aam.nsf/usclosed/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email: InvestorRelations@aberdeen-asset.com
•	Call: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S dollars unless otherwise stated.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Asian equity markets overcame a tentative start and posted healthy gains over the six-month period ended April 30, 2017. Investor risk appetite initially was weak due to uncertainty over Donald Trump’s surprising U.S. presidential election win in November 2016, a hard Brexit1 for the UK and the U.S. Federal Reserve’s (Fed) hint at three more interest-rate hikes after raising its benchmark rate in December 2016. These issues deepened investors’ concerns over increased volatility across Asian markets, with headwinds also emanating from China. At the start of 2017, a strengthening global economy and expectations of a gradual Fed tightening boosted investors’ risk appetite. The Fed maintained a cautious outlook after it tightened monetary policy, as widely expected, in March 2017. Asia-Pacific markets also rebounded swiftly from a sell-off late in the reporting period caused by doubts over Trump’s proposed tax reforms, buoyed by upbeat earnings momentum and exports across the region.

Fund performance review

Fund performance for the six-month period ended April 30, 2017, benefited from positive stock selection in Singapore, Korea, Hong Kong and India.

The Singapore market rebounded after a prolonged period of underperformance, supported by the prospect of rising interest rates and relatively cheap valuations. Shares of property developer City Developments (CDL), which had been trading at a substantial discount to their net asset value, rose sharply after the Singapore government relaxed some property curbs2 for the first time since 2009. Although the Singapore government’s tweaks to seller’s stamp duty3 and total debt servicing ratio seemed unlikely to significantly boost property transactions or prices, they appeared to have improved investor sentiment, given the renewed interest in residential project launches in Singapore. Shares of the Fund’s Singapore bank holdings, DBS Group Holdings (DBS), United Overseas Bank (UOB) and Oversea-Chinese Banking Corp. (OCBC), rebounded after being weighed down for much of 2016 amid investors’ concerns over their exposure to problems in the oil and gas sector. Those worries dissipated in late 2016 in tandem with the recovery in the price. DBS, UOB and OCBC also benefited from the recent easing of some property curbs. We trimmed the positions in CDL and in Singapore banks to take some profits following the strong run-up in their share prices. ST Engineering’s share price rose after the company reported solid fourth-quarter 2016 results. Finally, shares of Keppel Corporation gained ground due to indications that its offshore and marine business could be on the cusp of a recovery, although the company posted generally mixed results for its 2016 fiscal year.

In Korea, the Fund’s holdings in Korean hypermarket operator E-mart and in Samsung Electronics were among the top contributors to Fund performance for the reporting period. E-mart’s share price moved higher on news that the company might close its China operations, which have been hurting its earnings. Samsung Electronics reported its best quarterly earnings in over three years for the first quarter of its 2017 fiscal year. This defied the recent spate of negative news surrounding the political scandal that ultimately led to the arrest of Samsung Electronics’ corporate heir apparent, JY Lee. Demand for memory chips and display panels led to a significant year-over-year increase in net profit. Management commented that it expects the company’s earnings to improve further in 2017, supported by the recent launch of Samsung Electronics’ Galaxy 8 mobile phone. The company announced a share buyback worth 2.3 trillion won (roughly US$2.0 billion). We trimmed the position in Samsung to take profits following the sharp run-up in its share price; the Fund holds the preferred shares of Samsung.

The Fund’s holding in Hong Kong-based conglomerate Jardine Strategic performed well during the reporting period, driven by its inclusion in the Morgan Stanley Capital International (MSCI) World Index and investors’ expectations that its subsidiaries’ fundamentals will continue to improve. We believe that Jardine’s subsidiary, Astra International, may benefit from the recovery in Indonesia’s automotive market, while Dairy Farm has seen margin improvement by closing underperforming stores and increasing its fresh food segment. Conversely, Fund performance was hindered by the Fund’s holding in conglomerate Swire Pacific, which reported relatively weak results for its 2016 fiscal year, hampered by its airline subsidiary, Cathay Pacific, and marine business Swire Pacific Offshore. After a strategic review, Swire Pacific’s management reached a decision to cut 30% from staff costs at Cathay’s Hong Kong headquarters. Despite these challenges, we feel that several key parts of the Swire group remain robust, some of its financial results have been resilient, and its valuation is still attractive.

[1]

Under a “hard Brexit,” the UK would surrender full access to the European Union’s single market in order to have full control over its borders. The single market is an economic arrangement among between EU member states which agree to the free movement of services, goods, capital and people.

[2]	Property curbs are property policies set by a government in an effort to slow excessive increase in property prices.
[3]	Seller’s stamp duty is a tax assessed on legal documents in the transfer of assets or property.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

The Fund’s holdings in India also contributed to Fund performance for the reporting period, as investors grew more confident that the ruling government’s recent election wins in four out of five states in India, and in particular, in the country’s largest state, Uttar Pradesh, would provide Prime Minister Narendra Modi the necessary mandate to implement his reform agenda. Concerns over the potential fallout from last year’s surprise demonetization4 also receded, given better-than-expected gross domestic product (GDP) growth in the third quarter of 2016 and, more importantly, in our view, solid earnings results for the quarter ended December 31, 2016. The Fund’s core Indian holdings, lender Housing Finance Development Corp. and tobacco company ITC Ltd., outperformed the local benchmark, the MSCI India Index, posting double-digit U.S.-dollar returns over the reporting period. Shares of ITC, in particular, performed well after the goods and services tax (GST) panel approved taxes that excluded higher rates for tobacco.

In addition to the previously noted portfolio transactions, we also initiated positions in two Indian companies: Kotak Mahindra Bank and Hindustan Unilever. Kotak Mahindra Bank is one of India’s leading private-sector banks and has grown rapidly under the founder’s stewardship as the local banking sector liberalized and private banks took an increasing market share from the less efficient state-owned banks. We believe that the company’s growth potential remains bright, not least because the state-owned banks are currently nursing high levels of non-performing loans and have largely withdrawn from the corporate loan market. In our view, this provides a window of opportunity for private-sector banks to gain further market share, with Kotak among the best positioned to benefit. Hindustan Unilever is the Indian subsidiary of Anglo-Dutch consumer goods giant Unilever. In addition to having a strong balance sheet, Hindustan Unilever has an unrivalled portfolio of brands, an extensive distribution network nationwide, as well as a long and good operational record locally, in our view.

We also established new positions in Hong Kong exchange-listed developer China Resources Land, as we believe that it has strong profitability, a substantial land bank, and a good mix of income from property development and investment.

Conversely, we exited the Fund’s position in ICICI Bank, as its shares rose even as its balance sheet remained saddled with a significant amount of non-performing loans. We responded to Yum! Brands’ restructuring by initiating a new holding in its newly listed China subsidiary, Yum! China, and exiting the legacy position in Yum! Brands, as this business no longer fits our Asian equity investment mandate. Yum! China is one of the largest restaurant operators on the mainland, running the KFC, Pizza Hut, East Dawning and Little Sheep chains. The spin-off has left Yum! China with a net cash balance sheet and a highly cash-generative business, and it recently has been trading at an attractive valuation, in our view.

During the reporting period, we continued to add to the Fund’s position in Chinese cement company Anhui Conch, as we believe that its management team has a good record of operating a profitable business through cycles, and has consistently posted above-industry margins. Additionally, we have a positive view of its decision not to enter into non-earnings accretive deals. We also believe that the company may benefit from a recovery in business volumes and a more favorable pricing environment.

In Korea, we increased the Fund’s position in internet search engine provider Naver Corp., which posted healthy year-over-year revenue growth for the fourth quarter of its 2016 fiscal year, driven by mobile and shopping advertisements. We continue to see good traction in the domestic business as the company leverages its market leadership and extends its lead into e-commerce and the search advertising sector.

Outlook

In our opinion, rising geopolitical tensions in Asia and uncertainty over U.S. President Donald Trump’s policies cloud the outlook for the Asia-Pacific region. We feel that financial markets seem increasingly skeptical of Trump’s ability to boost growth after the U.S. economy decelerated during his first 100 days in office. Nonetheless, Asian stock markets have remained buoyant, with the benchmark MSCI Asia Pacific ex Japan Index posting a double-digit percentage gain for the first four months of 2017. Regional manufacturing indicators, trading activity and exports point to acceleration in economic growth this year, in our opinion, and this has led to rising investor optimism. Most Asian central bank policies also remain supportive, while we believe that China may continue prioritizing social and economic stability ahead of a key leadership transition in late 2017. We believe that the corporate sector remains in decent health, with earnings on the mend and companies steadfast in their focus to cut costs and bolster profit margins.

Aberdeen Asset Management Asia Limited

[4]	Demonetization comprises the act of stripping a currency unit of its status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.

The Asia Tigers Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the six-month and average annual Fund total investment return compared to the Fund’s benchmark, the MSCI AC Asia ex Japan Index, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	10.3%	18.4%	1.7%	2.8%	2.6%
Market Value	19.0%	27.5%	3.0%	2.9%	2.9%
MSCI AC Asia ex Japan Index	10.3%	21.5%	5.5%	5.5%	5.0%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 19, 2017. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The MSCI AC Asia ex Japan Index does not include fees or expenses. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengrr.com or by calling 800-522-5465.

The total annualized operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2017 was 2.28%. The total annualized operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2017 was 2.03%.

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of April 30, 2017, the Fund held 98.7% of its net assets in equities, 0.6% in a short-term investment and 0.7% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	As a Percentage of Net Assets
Financials*	30.6%
Information Technology	14.1%
Real Estate	12.4%
Industrials	11.4%
Consumer Staples	8.7%
Telecommunication Services	8.6%
Materials	7.2%
Consumer Discretionary	3.8%
Energy	1.8%
Health Care	0.1%
Short-Term Investment	0.6%
Other Assets in Excess of Liabilities	0.7%
100.0%

*	As of April 30, 2017 the Fund’s holdings in the Financials sector consisted of five industries: Banks, Capital Markets, Diversified Financial Services, Insurance and Thrifts & Mortgage Finance, which represented 19.5%, 1.6%, 1.4%, 3.5% and 4.6%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio, in geographic classification, expressed as a percentage of net assets as of April 30, 2017.

Geographic Asset Breakdown

Top Countries	As a Percentage of Net Assets
Hong Kong	22.2%
Singapore	18.1%
India	16.2%
Republic of South Korea	9.9%
China	9.3%
Taiwan	5.9%
Philippines	4.6%
Indonesia	4.3%
Thailand	3.2%
Malaysia	2.8%
Other	3.5%
100.0%

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2017:

Name of Security	As a Percentage of Net Assets
Jardine Strategic Holdings Ltd.	6.0%
Samsung Electronics Co. Ltd., Preferred Shares	5.0%
Housing Development Finance Corp. Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2%
Oversea-Chinese Banking Corp. Ltd.	3.9%
Swire Pacific Ltd., Class B	3.7%
Singapore Telecommunications Ltd.	3.6%
AIA Group Ltd.	3.5%
China Mobile Ltd.	3.3%
City Developments Ltd.	3.2%

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.7%
COMMON STOCKS—92.9%
CHINA—9.3%
154,500	Anhui Conch Cement Co. Ltd., H Shares (a)	Construction Materials—1.2%	$540,295
202,000	Beijing Capital International Airport Co. Ltd., H Shares (a)	Transportation Infrastructure—0.6%	284,969
135,700	China Mobile Ltd. (a)	Wireless Telecommunication Services—3.3%	1,444,746
152,000	China Resources Land Ltd. (a)	Real Estate Management & Development—1.0%	421,196
1,118,000	PetroChina Co. Ltd., H Shares (a)	Oil, Gas & Consumable Fuels—1.8%	785,486
18,000	Yum China Holdings, Inc. (b)	Hotels, Restaurants & Leisure—1.4%	614,160
Total China			4,090,852
HONG KONG—22.2%
221,200	AIA Group Ltd. (a)	Insurance—3.5%	1,531,021
81,900	Dairy Farm International Holdings Ltd. (a)	Food & Staples Retailing—1.7%	728,497
442,000	Hang Lung Properties Ltd. (a)	Real Estate Management & Development—2.6%	1,158,118
29,024	Hong Kong Exchanges and Clearing Ltd. (a)	Capital Markets—1.6%	713,818
107,245	HSBC Holdings PLC (a)	Banks—2.0%	883,786
62,500	Jardine Strategic Holdings Ltd. (a)	Industrial Conglomerates—6.0%	2,640,992
52,345	MTR Corp. Ltd. (a)	Road & Rail—0.7%	301,150
947,500	Swire Pacific Ltd., Class B (a)	Real Estate Management & Development—3.7%	1,607,312
48,600	Swire Properties Ltd. (a)	Real Estate Management & Development—0.4%	162,934
Total Hong Kong			9,727,628
INDIA—16.2%
21,500	HDFC Bank Ltd. (a)	Banks—1.2%	515,463
13,200	Hero MotoCorp Ltd. (a)	Automobiles—1.6%	685,505
16,300	Hindustan Unilever Ltd. (a)	Household Products—0.5%	236,621
84,008	Housing Development Finance Corp. Ltd. (a)	Thrifts & Mortgage Finance—4.6%	2,005,493
22,124	Infosys Ltd. (a)	Information Technology Services—0.7%	316,831
264,950	ITC Ltd. (a)	Tobacco—2.6%	1,143,185
17,040	Kotak Mahindra Bank Ltd. (a)	Banks—0.6%	238,890
18,900	Tata Consultancy Services Ltd. (a)	Information Technology Services—1.5%	667,892
19,500	UltraTech Cement Ltd. (a)	Construction Materials—2.9%	1,282,666
Total India			7,092,546
INDONESIA—4.3%
550,000	Astra International Tbk PT (a)	Automobiles—0.8%	368,606
774,400	Bank Central Asia Tbk PT (a)	Banks—2.3%	1,029,906
152,000	Unilever Indonesia Tbk PT	Household Products—1.2%	507,465
Total Indonesia			1,905,977
MALAYSIA—2.8%
23,500	British American Tobacco Malaysia Bhd	Tobacco—0.6%	245,990
383,254	CIMB Group Holdings Bhd (a)	Banks—1.1%	506,463
105,200	Public Bank Bhd (a)	Banks—1.1%	483,465
Total Malaysia			1,235,918

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
PHILIPPINES—4.6%
35,000	Ayala Corp. (a)	Diversified Financial Services—1.4%	$606,864
870,000	Ayala Land, Inc. (a)	Real Estate Management & Development—1.4%	614,806
380,428	Bank of the Philippine Islands	Banks—1.8%	797,936
Total Philippines			2,019,606
REPUBLIC OF SOUTH KOREA—4.1%
1,578	Amorepacific Group (a)	Personal Products—0.4%	182,310
2,180	E-MART, Inc. (a)	Food & Staples Retailing—1.0%	440,344
1,268	NAVER Corp. (a)	Internet Software & Services—2.0%	891,180
142	Samsung Electronics Co. Ltd. (a)	Technology Hardware, Storage & Peripherals—0.7%	278,381
Total Republic of South Korea			1,792,215
SINGAPORE—18.1%
185,200	City Developments Ltd. (a)	Real Estate Management & Development—3.2%	1,429,142
63,742	DBS Group Holdings Ltd. (a)	Banks—2.0%	880,302
170,400	Keppel Corp. Ltd. (a)	Industrial Conglomerates—1.8%	792,278
34,829	Keppel REIT	Equity Real Estate Investment Trusts (REIT)—0.1%	26,424
242,096	Oversea-Chinese Banking Corp. Ltd. (a)	Banks—3.9%	1,695,566
362,500	Singapore Technologies Engineering Ltd. (a)	Aerospace & Defense—2.2%	983,355
588,900	Singapore Telecommunications Ltd. (a)	Diversified Telecommunication Services—3.6%	1,576,650
35,434	United Overseas Bank Ltd. (a)	Banks—1.3%	551,697
Total Singapore			7,935,414
TAIWAN—5.9%
208,000	Taiwan Mobile Co. Ltd. (a)	Wireless Telecommunication Services—1.7%	767,973
286,583	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	Semiconductors & Semiconductor Equipment—4.2%	1,846,137
Total Taiwan			2,614,110
THAILAND—3.2%
76,100	Bangkok Dusit Medical Services PCL, Foreign Shares (a)	Health Care Providers & Services—0.1%	44,631
86,900	Siam Cement PCL, Foreign Shares (a)	Construction Materials—3.1%	1,340,983
Total Thailand			1,385,614
UNITED KINGDOM—2.2%
104,058	Standard Chartered PLC (a)(b)	Banks—2.2%	972,463
Total Common Stocks			40,772,343
PREFERRED STOCKS—5.8%
REPUBLIC OF SOUTH KOREA—5.8%
1,989	Amorepacific Corp., Preferred Shares (a)	Personal Products—0.8%	332,211

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
1,435	Samsung Electronics Co. Ltd., Preferred Shares (a)	Technology Hardware, Storage & Peripherals—5.0%	$2,209,791
			2,542,002
	Total Preferred Stocks		2,542,002
	Total Long-Term Investments—98.7% (cost $35,101,568)		43,314,345
SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
237,982	State Street Institutional U.S. Government Money Market Fund (c)		237,982
	Total Short-Term Investment—0.6% (cost $237,982)		237,982
	Total Investments—99.3% (cost $35,339,550) (d)		43,552,327
	Other Assets in Excess of Liabilities—0.7%		322,767
	Net Assets—100.0%		$43,875,094

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuiation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As at April 30, 2017

Assets
Investments, at value (cost $35,101,568)	$43,314,345
Short-term investments, at value (cost $237,982)	237,982
Foreign currency, at value (cost $397,692)	398,269
Interest and dividends receivable	136,594
Prepaid expenses and other assets	67,186
Total Assets	44,154,376

Liabilities
Payable for investments purchased	121,341
Deferred foreign capital gains tax	55,581
Audit and tax services	39,022
Investment management fees payable (Note 3)	30,850
Director fees payable	9,584
Administration fees payable (Note 3)	2,833
Investor relations fees payable (Note 3)	560
Other accrued expenses	19,511
Total Liabilities	279,282

Net Assets	$43,875,094

Net Assets Consist of:
Capital Stock, $0.001 par value (Note 5)	$3,467
Paid-in capital	35,512,214
Accumulated net investment income	145,480
Accumulated net realized gain from investments and foreign currency transactions	56,384
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,157,549
Net Assets	$43,875,094
Net asset value per share based on 3,466,783 shares issued and outstanding	$12.66

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $18,096)	$316,874
316,874

Expenses
Investment management fee (Note 3)	200,419
Legal fees and expenses	42,558
Directors’ fees and expenses	36,356
Independent auditors’ fees and expenses	34,824
Insurance expense	28,113
Reports to stockholders and proxy solicitation	28,093
Investor relations expenses (Note 3)	24,091
Administration fee (Note 3)	16,033
Custodian’s fees and expenses	14,666
Transfer agent’s fees and expenses	11,189
Miscellaneous	21,266
Total operating expenses before reimbursed/waived expenses	457,608
Less: Investor relations fee waiver (Note 3)	(13,924)
Less: Investment manager waiver (Note 3)	(38,919)
Net expenses	404,765

Net Investment Loss	(87,891)

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	169,268
Foreign currency transactions	(3,045)
166,223

Net change in unrealized appreciation/(depreciation) on:
Investments (including $27,437 change in deferred capital gains tax)	3,960,917
Foreign currency translation	2,901
3,963,818
Net realized and unrealized gain from investments and foreign currency translation	4,130,041
Net Increase in Net Assets Resulting from Operations	$4,042,150

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income/(loss)	$(87,891)	$257,527
Net realized gain/(loss) from investments and foreign currency transactions	166,223	(21,383)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,963,818	1,185,116
Net increase in net assets resulting from operations	4,042,150	1,421,260

Distributions to Stockholders from:
Net investment income	—	(369,940)
Net realized gains	—	(844,705)
Net decrease in net assets from distributions	—	(1,214,645)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (10,982 and 18,882, respectively) (Note 7)	(104,105)	(175,819)
Change in net assets from capital transactions	(104,105)	(175,819)
Change in net assets resulting from operations	3,938,045	30,796

Net Assets:
Beginning of period	39,937,049	39,906,253
End of period (including accumulated net investment income of $145,480 and $233,371, respectively)	$43,875,094	$39,937,049

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2017 (unaudited)		For the Fiscal Years Ended October 31,
			2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net asset value, beginning of period	$11.48		$11.41	$13.46	$13.37	$15.28	$17.74
Net investment income/(loss)	(0.03)		0.07	0.08	0.05	0.07	0.08
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	1.20		0.33	(1.68)	0.30	0.82	0.87
Total from investment operations	1.17		0.40	(1.60)	0.35	0.89	0.95
Dividends and distributions to shareholders from:
Net investment income	–		(0.10)	(0.05)	(0.08)	(0.02)	–
Net realized gains	–		(0.24)	(0.42)	(0.21)	(2.64)	(3.16)
Total dividends and distributions to shareholders	–		(0.34)	(0.47)	(0.29)	(2.66)	(3.16)
Capital share transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	–	–	(0.13)	(0.24)
Impact due to capital shares tendered or repurchased (Note 6)	–		–	–	0.01	(0.01)	(0.01)
Impact due to open market repurchase policy (Note 7)	0.01		0.01	0.02	0.02	–	–
Total capital share transactions	0.01		0.01	0.02	0.03	(0.14)	(0.25)
Net asset value, end of period	$12.66		$11.48	$11.41	$13.46	$13.37	$15.28
Market value, end of period	$11.59		$9.74	$9.77	$12.00	$12.08	$13.93

Total Investment Return Based on(c):
Market value	18.99%		3.55%	(15.18% )	1.88%	4.72%	5.88%
Net asset value	10.28%		4.51%	(11.68% )	3.25%	5.66%	7.04%

Ratio/Supplementary Data:
Net assets, end of period (000 omitted)	$43,875		$39,937	$39,906	$47,636	$50,648	$54,630
Average net assets (000 omitted)	$40,416		$38,064	$44,306	$47,380	$51,801	$52,504
Net operating expenses, net of fee waivers	2.02%	(e)	2.12%	2.04%	2.33% (d)	2.06%	2.11%
Net operating expenses, excluding fee waivers	2.28%	(e)	2.46%	2.28%	2.80%	2.53%	2.82%
Net investment income/(loss)	(0.44%	)(e)	0.67%	0.61%	0.35%	0.48%	0.54%
Portfolio turnover	9.54%		13.97%	5.16%	10.06%	1.24%	83.20%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.01, $0.00, $0.02, $0.00, $0.01, and $0.01 per share for the six-month period ended April 30, 2017 and for the years ended October 31, 2016, October 31, 2015, October 31, 2014, October 31, 2013 and October 31, 2012, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	For the 2014 fiscal year, the Fund’s net expense ratio was affected by higher non-routine expenses that fall outside of the Expense Limitation Agreement (See Note 3 of the Notes to Financial Statements).
(e)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2017

1. Organization

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the investment company act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (“the Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$797,936	$7,758,001	$–	$8,555,937
Equity Real Estate Investment Trusts (REIT)	26,424	–	–	26,424
Hotels, Restaurants & Leisure	614,160	–	–	614,160
Household Products	507,465	236,621	–	744,086
Tobacco	245,990	1,143,185	–	1,389,175
Other	–	31,984,563	–	31,984,563
Short-Term Investment	237,982	–	–	237,982
Total	$2,429,957	$41,122,370	$–	$43,552,327

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended April 30, 2017, the security issued by Public Bank Bhd in the amount of $483,465 transferred from Level 1 to Level 2 because there was a valuation factor applied at April 30, 2017. Securities issued by Keppel REIT and Unilever Indonesia Tbk PT in the amounts of $26,424 and $507,465, respectively, transferred from Level 2 to Level 1 because no valuation factor was applied on April 30, 2017.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500 million of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended April 30, 2017, AAMAL earned a gross management fee of $200,419. There was no borrowing for investment purposes during the period.

AAMAL entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 19, 2017. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

April 30, 2017, AAMAL waived and assumed a total of $38,919 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended April 30, 2017, the Fund paid a total of $16,033 in administrative fees to AAMI.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides, and pays third parties to provide, investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund is obligated to pay a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2017, the Fund incurred investor relations fees of approximately $23,472 of which AAMI waived $13,924 for investor relations services.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2017, were $3,803,087 and $4,054,090, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the six-month period ended April 30, 2017, the Fund repurchased 10,982 shares under its targeted discount policy (see Note 7). As of April 30, 2017, there were 3,466,783 shares of common stock issued and outstanding.

6. Semi-Annual Repurchase Offers:

At a Special Meeting of Stockholders on April 4, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective that day. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV and when management reasonably believes that such repurchases may enhance shareholder value (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 under the Investment Company Act of 1940. The repurchases were made at NAV (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Board.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may, although it is not obligated to, consider other actions that, in its judgment may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the six-month period ended April 30, 2017, the Fund repurchased 10,982 shares under the targeted discount policy at a weighted average discount to NAV of 15.7%. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares with a weighted average discount to NAV of 15.1%.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities. Concentrating investments in the Asia region subjects the Fund to more volatility and greater risk of loss than more geographically diverse funds.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

d. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$35,339,550	$10,509,310	$(2,296,533)	$8,212,777

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2017

11. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016.

Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation other than described below, no other disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

Effective June 21, 2017 Mr. Marc Hardy, a Class III Director, resigned from the Board.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (“Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors who own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan

Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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GRR-SEMI-ANNUAL
Aberdeen
Simply asset management.

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
11/01/2016 to 11/30/2016	3,188	$9.66	3,188	234,699
12/01/2016 to 12/31/2016	4,994	$9.18	4,994	229,705
01/01/17 to 01/31/17	2,000	$9.59	2,000	227,705
02/01/17 to 02/28/17	800	$10.07	800	226,905
03/01/17 to 03/31/17	0	None	0	226,905
04/01/17 to 04/30/17	0	None	0	226,905
Total	10,982	$9.63	10,982	-

(1) On November 2, 2012, the Fund announced that its Board of Directors, at a meeting held on October 30, 2012, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Asia Tigers Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: July 6, 2017

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: July 6, 2017